UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 1, 2006

VISION-SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

9 Strathmore Road, Natick, MA		01760
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (508) 650-9971

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On May 1, 2006, Vision-Sciences, Inc. announced the termination of its exclusive distribution agreement with Medtronic Gastroenterology/Urology business. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.              FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Vision-Sciences, Inc. on May 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

	By:	/s/ James A. Tracy
	Name:	James A. Tracy
	Title:	Vice President and Chief Financial Officer

Date: May 3, 2006